Related Party Transactions (Notes)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
RELATED PARTY TRANSACTIONS

On December 26, 2012, Mitchel J. Laskey was elected to the Company's Board of Directors. He was then appointed as the Chairman of the Board, Chairman of the Audit Committee and as a member of the Compensation and Nominating Committees. Upon his appointment, the Board approved a twelve-month compensation arrangement whereby Mr. Laskey would receive $10,000 cash per month, 60,000 restricted stock units in January 2013, 60,000 restricted stock units in June 2013 and up to 120,000 in additional restricted stock units to be issued at the discretion of the disinterested members of the compensation committee for Mr. Laskey's service as Chairman of the Board. Mr. Laskey resigned from the Company's Board of Directors and all his related positions on April 24, 2013. Upon his resignation, he forfeited the right to receive any further cash or stock compensation.

As discussed in Notes 2 and 3, from April 2013 through August 2013, the Company entered into several unsecured loan agreements with a director of the company. Pursuant to these agreements, the Company received short-term loans totaling $1,270,000 due on August 31, 2013, as amended. The notes bear interest at 7% per annum with a default rate of interest at 12% based on a 360 day year.

RELATED PARTY TRANSACTIONS

As part of the Company’s May 2011 Offering, as more fully discussed in Note 7, the Company sold an aggregate of $50,000 worth of Units to Edward H. (Ted) Murphy, the Company's President and Chief Executive Officer and an entity under his control.

On August 1, 2012, Mr. Murphy purchased 8,000 shares of the Company's common stock directly from the Company in a private transaction approved by disinterested members of the Company's board of directors. Mr. Murphy paid a total purchase price of $19,200 or $2.40 per common share, the market price on August 1, 2012.

On August 6, 2012, Ryan S. Schram, the Company's Chief Operating Officer, purchased 8,000 shares of the Company's common stock directly from the Company in a private transaction approved by the Company's board of directors. Mr. Schram paid a total purchase price of $19,200 or $2.40 per common share, the market price on August 6, 2012.

On August 6, 2012, Brian W. Brady, a private investor who became a director of the Company on August 7, 2012, made a private investment of $100,000 for the purchase of 41,667 shares of the Company's common stock at $2.40 per share. In accordance with the terms of the stock subscription agreement, if the Company's future public offering as discussed below was priced and sold below $2.40 per share within 120 days following the closing of his investment, the Company would issue additional shares to him, effectively adjusting the purchase price per share to 10% below the public offering price, with a floor of $0.50 per share. Mr. Brady also received 35,000 shares of the Company's restricted common stock and received a $10,000 cash finance fee upon the closing of the public offering. On September 11, 2012, the Company issued an additional 69,445 shares of common stock to Mr. Brady, so that he received a total of 111,112 shares at an effective price of $0.90 per share.

On December 26, 2012, Mitchel Laskey was elected to the Company's Board of Directors. He was then appointed as the Chairman of the Board and Chairman of the Audit Committee. Upon his appointment, the Board approved a twelve month compensation arrangement whereby Mr. Laskey will receive $10,000 cash per month, 60,000 restricted stock units in January 2013, 60,000 restricted stock units on June 27, 2013 and up to 120,000 additional restricted stock units to be issued at the discretion of the disinterested members of the compensation committee for Mr. Laskey's service as Chairman of the Board.